SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025 (May 14, 2025)

NEURALBASE AI LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-33325	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

10409 Pacific Palisades Ave.

Las Vegas, NV 89144-1221

+1 727 314 3717

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Calle 98 No.19 A - 79 AP 410 Localidad De Chapinero Bogota 00000l, Colombia
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

NEURALBASE AI LTD.

Form 8-K

Current Report

Item 1.01 Entry into a Material Definitive Agreement

On May 19, 2025, Neuralbase AI Ltd. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Vighnesh Dabole, pursuant to which the Company acquired all right, title, and interest in and to the BMP AI (formerly Nosha AI) business, including all intellectual property, software, code, and technology. As consideration, the Company issued 5,000,000 shares of restricted common stock to Mr. Dabole.

On May 20, 2025, the Company entered into a Spinout and Separation Agreement (the “Spinout Agreement”) with Frank Gomez, the Company’s former (see Item 5.02 below) Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, and director. Under the Spinout Agreement, the Company transferred all right, title, and interest in the Multidoc.ai business to Mr. Gomez, with mutual releases, and the parties terminated all prior business relationships related to Multidoc.ai.

Item 5.01 Changes in Control of Registrant

On May 14, 2025, Vighnesh Dabole, in a private transaction not involving the Company, acquired 50,000,000 shares of common stock and 8,000,000 shares of Series A preferred stock of the Company. As a result of this private transaction, Mr. Dabole became the controlling shareholder of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective May 20, 2025, Frank Gomez resigned as Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, and sole director of the Company. Mr. Gomez’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies, or practices.

Effective the same date, the Board of Directors appointed Vighnesh Dabole as Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, and sole director of the Company.

Biography of Vighnesh Dabole:

Mr. Dabole has over five years of experience in fund management, trading, and financial services leadership. Since May 2023, he has served as Managing Director of Loyalty Liquidity, where he provides strategic leadership, oversees trading platform operations, implements compliance frameworks, and leads product development initiatives. From December 2021 to April 2023, Mr. Dabole was the Founder and Director of Loyalty FX Markets Limited, where he directed business growth, trading technology enhancements, and platform innovation. From January 2020 to November 2022, he worked as a Fund Manager and Trader at Future FX Markets Limited, where he developed and implemented investment strategies, conducted market analysis, and ensured regulatory compliance. Additionally, from 2021 through 2023, Mr. Dabole operated as a franchisee of Jio India, overseeing operational activities and customer engagement. From 2018 through 2019, he engaged in professional development and preparatory work in the financial markets sector. Mr. Dabole holds a Diploma from the University of Pune, earned between 2015 and 2018.

As of the date of this filing, Mr. Dabole has not entered into a material compensatory plan or arrangement with the Company in connection with his appointment as an officer or director, and there are no related party transactions required to be disclosed under Item 404(a) of Regulation S-K.

Item 8.01 Other Events

Overview of BMP AI and Strategic Transformation

Pursuant to the Asset Purchase Agreement, the Company completed the acquisition of BMP AI (formerly Nosha AI), a next-generation artificial intelligence (AI) software platform engineered for enterprise deployment. While the Company has divested its Multidoc.ai business, its strategic focus remains firmly within the AI sector — now redirected toward a broader and more scalable opportunity. Through the acquisition of BMP AI, the Company is concentrating on the development, commercialization, and integration of a secure, document-grounded AI platform designed to help organizations deploy intelligent assistants that generate answers, automate workflows, and deliver insights based exclusively on verified internal documents, data, and knowledge bases. This strategic realignment positions Neuralbase AI Ltd. to meet the increasing demand for accurate, auditable, and compliant AI solutions across regulated industries.

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Definition of BMP AI Technology

As used herein, BMP AI refers to the enterprise-grade AI platform acquired by the Company, which integrates document ingestion, vector-based semantic search, retrieval-augmented generation (RAG), and compliance-layer tooling. The platform supports the creation of domain-specific AI assistants capable of generating traceable outputs grounded in the company’s own proprietary materials. Unlike general-purpose AI models trained on public internet data, BMP AI is specifically designed to support mission-critical use cases in regulated sectors such as healthcare, financial services, legal operations, and enterprise compliance.

Technology Overview and Architecture

The BMP AI platform transforms enterprise data into intelligent outputs through a layered architecture consisting of:

•	Document ingestion: Secure uploading and parsing of content (PDFs, Word documents, HTML, etc.).
•	Vector embeddings and semantic search: Converts content into searchable vectors to enable accurate matching.
•	Retrieval-augmented generation (RAG): Synthesizes responses using only retrieved internal content.
•	Compliance and privacy layer: Provides encryption, access control, audit logging, and data residency features.
•	Output interfaces: Supports delivery through chatbots, APIs, dashboards, and third-party systems.

This architecture is designed to meet enterprise requirements for explainability, auditability, and deployment in privacy-regulated environments.

Example Applications

BMP AI may be deployed in the following real-world scenarios:

•	Healthcare: Enabling HIPAA-compliant assistants that provide internal protocol guidance and support documentation access.
•	Financial services: Automating client onboarding, regulatory Q&A, and internal policy navigation.
•	Legal operations: Supporting contract analysis, legal research, and compliance workflows.
•	Enterprise functions: Powering HR, IT helpdesk, and internal training assistants.
•	E-commerce: Assisting with product support, order tracking, and return processing.

Strategic Expansion Potential

BMP AI also provides a foundation for broader expansion into adjacent AI markets, including:

•	AI-driven document summarization and content analysis
•	Predictive analytics and workflow optimization
•	Voice and conversational AI applications
•	Customer insights and personalization engines
•	Integration with robotic process automation (RPA) tools

By first focusing on document-grounded AI in compliance-sensitive industries, the Company aims to establish a defensible market position and grow into higher-value AI applications over time.

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Research and Development Priorities

The Company’s near-term R&D roadmap includes:

•	Enhancements to its retrieval-augmented generation (RAG) architecture
•	Development of sector-specific models for healthcare, finance, and legal domains
•	Expansion of its no-code workflow builder and multilingual UI
•	Strengthening of privacy and security features to align with HIPAA, GDPR, and SOC 2
•	Launch of an SDK and partner developer ecosystem

Go-to-Market and Sales Strategy

Neuralbase AI Ltd. will pursue a multi-channel commercialization strategy including:

•	Direct sales to enterprise buyers in target verticals
•	Partnerships with SaaS vendors and systems integrators
•	Online self-service offerings for small and midsize businesses
•	Account-based marketing (ABM) campaigns targeting strategic enterprise accounts

Competitive Positioning

The Company believes BMP AI is competitively positioned through:

•	A document-grounded architecture that reduces hallucinations and ensures traceability
•	A compliance-first design aligned with regulatory mandates
•	A no-code platform that accelerates deployment
•	An API-first model that supports extensibility
•	Flexible pricing models and modular feature expansion

Regulatory Considerations

The Company recognizes that AI systems intended for enterprise and regulated-sector deployment must meet evolving compliance, governance, and ethical requirements. The Company is actively designing BMP AI to align with applicable regulatory frameworks, including:

•	HIPAA, GDPR, and SOC 2 for privacy and security
•	EU AI Act and anticipated U.S. AI guidance for transparency and human oversight
•	CCPA, FINRA, and industry-specific supervisory requirements

Key platform features include audit trails, role-based access controls, encryption, explainable outputs, and opt-in human review workflows. Management believes this compliance-first approach differentiates BMP AI in the enterprise market and is essential for serving clients with high regulatory exposure.

Next Steps and Forward-Looking Plans

The Company is currently focused on integrating the BMP AI platform into its operational framework and accelerating the execution of its research and development roadmap. Key near-term priorities include expanding product capabilities, advancing compliance and certification efforts, and launching targeted go-to-market initiatives across enterprise and midmarket segments.

The Company plans to provide additional updates on progress, milestones, and strategic initiatives through upcoming public disclosures, investor communications, and shareholder outreach as part of its commitment to transparency and long-term value creation.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement dated May 19, 2025
10.2	Spinout and Separation Agreement dated May 20, 2025
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEURALBASE AI LTD.

Dated: May 21, 2025	/s/ Vighnesh Dabole
By: Vighnesh Dabole
Its: Chief Executive Officer

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